AMENDMENT NO. 2 dated as of April 28, 2006 (this “Amendment”) to the Three-Year Term Loan Agreement (as amended, supplemented or otherwise modified from time to time, the “Term Loan Agreement”) dated as of September 28, 2005, among LAKESIDE FARM INDUSTRIES LTD., an Alberta corporation (the “Borrower”); TYSON FOODS, INC., a Delaware corporation (the “Guarantor”); the LENDERS party thereto; JPMORGAN CHASE BANK, N.A., TORONTO BRANCH; as administrative agent (the “Administrative Agent”); MERRILL LYNCH CAPITAL CANADA INC., as syndication agent; and RABOBANK NEDERLAND CANADIAN BRANCH and BNP PARIBAS (CANADA), as documentation agents.

A. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Term Loan Agreement.

B. Each of the Guarantor and the Borrower has requested that the Lenders amend certain provisions of the Term Loan Agreement. The Majority Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments.

(a) The definition of “Applicable Rate” in Section 1.01 of the Term Loan Agreement is hereby amended to read as follows:

““Applicable Rate” means, for any day, with respect to any Reference Rate Loan, Canadian Prime Rate Loan or Eurodollar Loan, or with respect to the B/A Drawing Rate, as the case may be, the applicable rate per annum set forth below under the caption “Reference Rate Spread”, Canadian Prime Rate Spread, “Eurodollar Spread” or “B/A Drawing Rate”, as the case may be, based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Index Debt:

Index Debt Ratings:	Reference Rate/ Canadian Prime Rate Spread	Eurodollar Spread and B/A Drawing Rate
Category 1 Greater than or equal to A3 / A-	0.000%	0.400%
Category 2 Baa1 / BBB+	0.000%	0.500%
Category 3 Baa2 / BBB	0.000%	0.600%
Category 4 Baa3 / BBB-	0.000%	0.750%
Category 5 Ba1 / BB+	0.000%	1.000%
Category 6 Less than Ba1 / BB+	0.250%	1.250%

For purposes of the foregoing, (a) if either Moody’s or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 6; (b) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall fall within different Categories, the Applicable Rate shall be based on the higher of the two ratings unless the ratings differ by two or more Categories, in which case the Applicable Rate shall be based on the Category one level below that corresponding to the higher rating; and (c) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first publicly announced by Moody’s or S&P. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.”

(b) Section 7.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

“SECTION 7.13. Leverage Ratio. The Guarantor shall not permit the Leverage Ratio at any time during any of the periods set forth below to exceed the ratio set forth opposite such period:

Period	Ratio

Third Quarter and Fourth Quarter of Fiscal Year 2006

and First Quarter and Second Quarter of Fiscal Year 2007	4.75:1.00
Third Quarter and Fourth Quarter of Fiscal Year 2007	4.50:1.00
First Quarter and Second Quarter of Fiscal Year 2008	4.25:1.00
Third Quarter and Fourth Quarter of Fiscal Year 2008	3.75:1.00
First Quarter of Fiscal Year 2009 and Thereafter	3.25:1.00

(c) Section 7.14 of the Credit Agreement is hereby amended to read in its entirety as follows:

“SECTION 7.14. Interest Expense Coverage Ratio. The Guarantor shall not permit the ratio of Consolidated EBITDA to Consolidated Interest Expense for any period of four consecutive fiscal quarters to be less than 3.00:1.00.”

SECTION 2. Representations and Warranties. Each of the Guarantor and the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties set forth in Article IV of the Term Loan Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date;

(b) each of the Guarantor and the Borrower is in compliance with the covenants set forth in Article VI and Article VII of the Term Loan Agreement as of the date hereof; and

(c) no Event of Default or Default has occurred and is continuing.

SECTION 3. Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) the Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Guarantor, the Administrative Agent and the Majority Lenders.

SECTION 4. Amendment Fee. The Guarantor agrees to pay on the Effective Date to the Administrative Agent, for the account of each Lender that executes and delivers this Amendment at or prior to 3:00 p.m., New York City time, on April 28, 2006 (the “Signing Date”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.075% of the Commitment of such Lender, whether used or unused, on the Signing Date. All fees shall be payable in immediately available funds and shall not be refundable.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders, the Syndication Agent, the Documentation Agent or the Co-Documentation Agents under the Term Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Guarantor or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Term Loan Agreement specifically referred to herein. This Amendment shall constitute a “Loan Document” for all purposes of the Term Loan Agreement and the other Loan Documents. As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Term Loan Agreement as modified hereby.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

LAKESIDE FARM INDUSTRIES LTD.,

By:	/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: SVP Finance & Treasurer

TYSON FOODS, INC.,

By:	/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: SVP Finance & Treasurer

JPMORGAN CHASE BANK, N.A.,
TORONTO BRANCH, individually and as
Administrative Agent,

By:	/s/ Christine Chan
Name: Christine Chan
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Bank of America, N.A. (Canada Branch)

by:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Assistant Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

[[NYCORP:2597893v3:3678D:04/24/06--12:20 p]]

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	The Bank of Nova Scotia

by:	/s/ Dana Maloney
Name:	Dana Maloney
Title:	Managing Director

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	BNP Paribas (Canada)

by:	/s/ Don R. Lee
Name:	Don R. Lee
Title:	Managing Director, Corporate Banking

by:	/s/ Colin Dickinson
Name:	Colin Dickinson
Title:	Director, Corporate Banking

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	CITIBANK, N.A., CANADIAN BRANCH

by:	/s/ N. S.
Name:
Title:

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	HSBC BANK USA, NA

by:	/s/ Robert J. Devir
Name:	Robert J. Devir
Title:	Senior Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Merrill Lynch Capital Canada Inc:

by:	/s/ Marcelo Cosma
Name:	Marcelo Cosma
Title:	Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Mizuho Corporate Bank (Canada)

by:	/s/ Campbell McLeish
Name:	Campbell McLeish
Title:	Senior Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Morgan Stanley Senior Funding (Nova Scotia), Inc.

by:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Rabobank Nederland, Canadian Branch

by:	/s/ Andrew Chewpa
Name:	Andrew Chewpa
Title:	Executive Director

by:	/s/ David L. Streeter
Name:	David L. Streeter
Title:	Executive Director

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	U.S. Bank National Association Canada Branch

by:	/s/ Kevin Jephcott
Name:	Kevin Jephcott
Title:	Principal Officer

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Wachovia Capital Finance Corporation (Canada)

by:	/s/ Enza Agosta
Name:	Enza Agosta
Title:	Vice President, Wachovia Capital Finance
Corporation (Canada)

by:
Name:
Title:

*For Lenders requiring a second signature line.